UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2007
COLUMBIA EQUITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32536	20-1978579

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1750 H Street, N.W., Suite 500
Washington, D.C. 20006
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (202) 303-3080
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As referenced in the letter filed as Exhibit 99.1 to Columbia Equity Trust, Inc.’s (the “Company”) Current Report on Form 8-K, dated January 10, 2006, the Company is filing herewith copies of the joint venture agreements to which the Company’s subsidiaries are a party as described in Item 9.01 below.
Item 9.01(d). Financial Statements and Exhibits.
(d)      Exhibits

99.1	—	Limited Liability Company Agreement of Barlow Holdings LLC, dated as of May 12, 2005

99.2	—	Second Amended and Restated Limited Liability Company Agreement of 15036 Conference Center Drive LLC, dated October 12, 2005 and effective as of July 29, 2005

99.3	—	Limited Liability Company Agreement of 15040 Conference Center Drive LLC, dated October 12, 2005 and effective as of July 29, 2005

99.4	—	Limited Liability Company Agreement of Suffolk Holdings LLC, dated as of March 17, 2005

99.5	—	Operating Agreement of 2233 Wisconsin Avenue, LLC, dated as of September 28, 2006

99.6	—	Amended and Restated Operating Agreement of King I LLC, dated as of February 20, 2003

99.7	—	First Amendment to Amended and Restated Operating Agreement of King I LLC, dated as of July 5, 2005

99.8	—	Operating Agreement of Atrium Building, LLC, dated as of May 2004

99.9	—	Operating Agreement of Madison Place, LLC, dated as of July 16, 2003

99.10	—	First Amendment to Operating Agreement of Madison Place, LLC, dated as of July 5, 2005

99.11	—	Amended and Restated Operating Agreement of Carr Capital 1575 Eye, LLC, dated as of February 28, 2002
Additional Information About the Merger and Where to Find It
     In connection with the proposed merger, Columbia has filed with the United States Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. INVESTORS AND SECURITY HOLDERS OF COLUMBIA ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT COLUMBIA, JPMORGAN AND THE PROPOSED MERGER. Investors can obtain the preliminary proxy statement and all other relevant documents filed by Columbia with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Columbia by contacting Columbia’s Investor Relations liaison at (202) 303-3080 or accessing Columbia’s investor relations website at www.columbiareit.com. Investors and security holders are urged to read the preliminary proxy statement and the other relevant materials when they become available, including the definitive proxy statement, before making any voting or investment decision with respect to the merger.

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     Columbia and JPMorgan and their respective executive officers, directors, and employees may be deemed to be participating in the solicitation of proxies from the security holders of Columbia in connection with the merger. Information about the executive officers and directors of Columbia and the number of shares of Columbia common stock beneficially owned by such persons is set forth in the proxy statement for Columbia’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2006, and Columbia’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 31, 2006. Investors and security holders may obtain additional information regarding the direct and indirect interests of Columbia and JPMorgan and their respective executive officers, directors and employees in the merger by reading the preliminary proxy statement regarding the merger and the definitive proxy statement when it becomes available.
Cautionary Note Regarding Forward Looking Statements
     Certain statements in this Current Report on Form 8-K that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the outcome of any legal proceedings that may be instituted against Columbia and others following announcement of the merger agreement; (iii) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (v) the ability to recognize the benefits of the merger; and (vi) the amount of the costs, fees, expenses and charges related to the merger. Although Columbia believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. For a further discussion of these and other factors that could impact Columbia’s future results, performance, achievements or transactions, see the documents filed by Columbia from time to time with the SEC, and in particular the section titled “Risk Factors” in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 31, 2006. Columbia undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA EQUITY TRUST, INC.
Date: January 11, 2007	By:	/s/ John A. Schissel
John A. Schissel
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.		Description

99.1	—	Limited Liability Company Agreement of Barlow Holdings LLC, dated as of May 12, 2005

99.2	—	Second Amended and Restated Limited Liability Company Agreement of 15036 Conference Center Drive LLC, dated October 12, 2005 and effective as of July 29, 2005

99.3	—	Limited Liability Company Agreement of 15040 Conference Center Drive LLC, dated October 12, 2005 and effective as of July 29, 2005

99.4	—	Limited Liability Company Agreement of Suffolk Holdings LLC, dated as of March 17, 2005

99.5	—	Operating Agreement of 2233 Wisconsin Avenue, LLC, dated as of September 28, 2006

99.6	—	Amended and Restated Operating Agreement of King I LLC, dated as of February 20, 2003

99.7	—	First Amendment to Amended and Restated Operating Agreement of King I LLC, dated as of July 5, 2005

99.8	—	Operating Agreement of Atrium Building, LLC, dated as of May 2004

99.9	—	Operating Agreement of Madison Place, LLC, dated as of July 16, 2003

99.10	—	First Amendment to Operating Agreement of Madison Place, LLC, dated as of July 5, 2005

99.11	—	Amended and Restated Operating Agreement of Carr Capital 1575 Eye, LLC, dated as of February 28, 2002